                                                                    EXHIBIT 23.1


                         INDEPENDENT AUDITORS' CONSENT


     We hereby consent to the incorporation by reference of our report dated February 10, 1999 appearing in this Annual Report on Form 10-K of Cox Communications, Inc. for the year ended December 31, 1998, in the following Registration Statements of Cox Communications, Inc. and to the reference to us under the heading "Experts" in the Registration Statements on Form S-3:


                        Form                   File No.
                        ----                   --------

                        S-8                     33-80993
                        S-8                     33-80995
                        S-8                     33-91506
                        S-8                     33-93148
                        S-8                    333-44399
                        S-3                    333-03351
                        S-3                    333-03766
                        S-3                    333-58531


                                        /s/ Deloitte & Touche LLP
                                       -----------------------------

Atlanta, Georgia
March 25, 1999